UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21202

John Hancock Preferred Income Fund II
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Preferred Income Fund II

Semiannual Report
1.31.13

Ticker | **HPF**

Portfolio summary

Top 10 Issuers (31.8% of Total Investments on 1-31-13)[1,2]

Nexen, Inc.	4.0%	JPMorgan Chase Capital	3.0%

Entergy	3.8%	United States Cellular Corp.	3.0%

Public Storage, Inc.	3.3%	MetLife, Inc.	2.9%

U.S. Bancorp	3.1%	ING Groep NV	2.8%

Qwest Corp.	3.1%	Morgan Stanley Capital Trusts	2.8%

Sector Composition[1,3]

Financials	55.6%	Consumer Staples	2.1%

Utilities	27.2%	Industrials	0.5%

Telecommunication Services	8.1%	Consumer Discretionary	0.1%

Energy	6.3%	Short-Term Investments	0.1%

Country Composition[1,3,4]

United States	84.3%	Spain	1.3%

Netherlands	4.7%	Switzerland	1.2%

United Kingdom	4.4%	Bermuda	0.1%

Canada	4.0%

1 As a percentage of the Fund’s total investments on 1-31-13.

2 Cash and cash equivalents not included.

3 Investments focused in one sector may fluctuate more widely than investments diversified across sectors. Because the Fund may focus on particular sectors, its performance may depend on the performance of those sectors. The Fund’s investments in securities of foreign issuers involve special risks such as political, economic and currency risks and differences in account standards and financial reporting.

4 Each security trades in U.S. dollars.

6	Preferred Income Fund II | Semiannual report

Fund’s investments

As of 1-31-13 (unaudited)

	Shares	Value

Preferred Securities (a) 143.8% (96.4% of Total Investments)		$673,353,851

(Cost $641,469,625)

Consumer Discretionary 0.1%		568,125

Media 0.1%

Comcast Corp., 5.000%	22,500	568,125

Consumer Staples 3.2%		14,755,008

Food & Staples Retailing 3.2%

Ocean Spray Cranberries, Inc., Series A,
6.250% (S)	160,000	14,755,008

Energy 7.5%		35,191,020

Oil, Gas & Consumable Fuels 7.5%

Apache Corp., Series D, 6.000%	159,000	7,525,470

Nexen, Inc., 7.350%	1,093,500	27,665,550

Financials 83.0%		388,716,466

Capital Markets 10.0%

Credit Suisse Guernsey, 7.900% (Z)	325,000	8,287,500

Morgan Stanley Capital Trust III, 6.250%	272,000	6,868,000

Morgan Stanley Capital Trust IV, 6.250% (Z)	155,000	3,898,250

Morgan Stanley Capital Trust V, 5.750%	305,000	7,579,250

Morgan Stanley Capital Trust VII, 6.600%	52,400	1,321,528

State Street Corp., 5.250%	62,000	1,555,580

The Goldman Sachs Group, Inc., 6.125% (L)(Z)	655,200	17,153,136

Commercial Banks 19.1%

Barclays Bank PLC, Series 3, 7.100% (Z)	340,000	8,612,200

Barclays Bank PLC, Series 5, 8.125% (Z)	330,000	8,537,100

BB&T Corp., 5.625%	265,000	6,744,250

HSBC USA, Inc., 6.500%	50,000	1,259,500

PNC Financial Services Group, Inc., 5.375%	70,000	1,760,500

PNC Financial Services Group, Inc. (6.125% to
5-1-22, then 3 month LIBOR + 4.067%)	145,000	3,923,700

Royal Bank of Scotland Group PLC, Series L,
5.750% (Z)	480,000	11,212,800

Santander Finance Preferred SA Unipersonal,
Series 10, 10.500%	329,000	9,126,460

U.S. Bancorp (6.000% to 4-15-17, then
3 month LIBOR + 4.861%) (Z)	200,000	5,380,000

U.S. Bancorp (6.500% to 1-15-22, then
3 month LIBOR + 4.468%) (L)(Z)	570,000	16,370,400

Wells Fargo & Company, 8.000% (L)(Z)	560,000	16,587,200

See notes to financial statements	Semiannual report | Preferred Income Fund II	7

	Shares	Value

Consumer Finance 5.6%

HSBC Finance Corp., Depositary Shares,
Series B, 6.360% (L)(Z)	725,000	$18,306,250

SLM Corp., 6.000% (Z)	186,800	4,595,280

SLM Corp., Series A, 6.970% (Z)	64,000	3,100,800

Diversified Financial Services 23.0%

Citigroup Capital VIII, 6.950%	635,000	16,122,650

Corporate Backed Trust Certificates,
Series HSBC, 6.250% (Z)	27,769	695,891

Deutsche Bank Capital Funding Trust X,
7.350% (Z)	155,722	3,949,110

Deutsche Bank Contingent Capital Trust II,
6.550% (Z)	167,500	4,495,700

Deutsche Bank Contingent Capital Trust III,
7.600% (L)(Z)	392,500	10,927,200

ING Groep NV, 7.050% (L)(Z)	775,700	19,671,752

JPMorgan Chase Capital XXIX, 6.700% (L)(Z)	802,500	20,945,250

Merrill Lynch Preferred Capital Trust III,
7.000% (Z)	340,000	8,591,800

Merrill Lynch Preferred Capital Trust IV,
7.120%	180,000	4,561,200

Merrill Lynch Preferred Capital Trust V,
7.280% (Z)	250,000	6,350,000

RBS Capital Funding Trust V, 5.900% (I)	398,000	8,461,480

RBS Capital Funding Trust VII, 6.080% (I)	145,000	3,114,600

Insurance 10.7%

Aegon NV, 6.375% (L)(Z)	409,000	10,711,710

Aegon NV, 6.500% (Z)	90,000	2,263,500

American Financial Group, Inc., 7.000% (Z)	274,000	7,274,700

MetLife, Inc., Series B, 6.500% (L)(Z)	792,000	20,219,760

Phoenix Companies, Inc., 7.450%	216,500	5,148,370

Prudential Financial, Inc., 5.750%	46,000	1,165,640

Prudential PLC, 6.500% (Z)	103,000	2,648,130

RenaissanceRe Holdings Ltd., Series C,
6.080% (Z)	32,500	820,950

Real Estate Investment Trusts 14.6%

Duke Realty Corp., Depositary Shares, Series J,
6.625% (L)	449,400	11,401,278

Duke Realty Corp., Depositary Shares, Series K,
6.500% (Z)	110,000	2,777,500

Duke Realty Corp., Depositary Shares, Series L,
6.600% (Z)	109,840	2,792,133

Kimco Realty Corp., 6.000% (Z)	680,000	17,632,400

Public Storage, Inc., 5.200%	245,000	6,161,750

Public Storage, Inc., 5.750%	300,000	7,719,000

Public Storage, Inc., 6.350%	163,000	4,368,400

Public Storage, Inc., Depositary Shares,
Series Q, 6.500%	119,800	3,259,758

Public Storage, Inc., Series P, 6.500% (Z)	56,000	1,497,440

Senior Housing Properties Trust, 5.625%	246,000	6,046,680

Wachovia Preferred Funding Corp., Series A,
7.250% (Z)	170,000	4,605,300

8	Preferred Income Fund II | Semiannual report	See notes to financial statements

	Shares	Value

Thrifts & Mortgage Finance 0.0%

Federal National Mortgage Association,
Series S, 8.250% (I)	75,000	$135,750

Industrials 0.8%		3,490,077

Machinery 0.8%

Stanley Black & Decker, Inc., 5.750%	134,700	3,490,077

Telecommunication Services 12.0%		56,256,929

Diversified Telecommunication Services 4.6%

Qwest Corp., 7.000%	60,000	1,596,600

Qwest Corp., 7.375% (Z)	567,500	15,362,225

Qwest Corp., 7.500%	172,500	4,692,000

Wireless Telecommunication Services 7.4%

Telephone & Data Systems, Inc., 6.625% (Z)	161,300	4,093,794

Telephone & Data Systems, Inc., 6.875% (Z)	85,000	2,269,500

Telephone & Data Systems, Inc., 7.000% (Z)	283,000	7,632,510

United States Cellular Corp., 6.950% (L)(Z)	772,500	20,610,300

Utilities 37.2%		174,376,226

Electric Utilities 26.6%

Baltimore Gas & Electric Company, Series 1995,
6.990% (Z)	39,870	4,058,020

Duke Energy Corp., 5.125%	372,500	9,293,875

Duquesne Light Company, 6.500% (Z)	98,450	4,971,725

Entergy Arkansas, Inc., 5.750%	66,400	1,796,784

Entergy Louisiana LLC, 5.250%	220,000	5,711,200

Entergy Louisiana LLC, 5.875% (Z)	186,750	5,023,575

Entergy Louisiana LLC, 6.000% (Z)	185,000	5,094,900

Entergy Mississippi, Inc., 6.000%	182,025	5,025,710

Entergy Mississippi, Inc., 6.200% (Z)	97,500	2,670,525

Entergy Texas, Inc., 7.875%	37,400	1,056,924

FPL Group Capital Trust I, 5.875% (Z)	267,800	6,869,070

Gulf Power Company, 5.750% (Z)	138,300	3,810,165

HECO Capital Trust III, 6.500% (Z)	187,750	4,791,380

Interstate Power & Light Company, Series B,
8.375% (L)(Z)	699,350	18,008,263

NextEra Energy Capital Holdings, Inc., 5.125%	24,200	606,210

NextEra Energy Capital Holdings, Inc., 5.700% (L)(Z)	628,000	16,660,840

NSTAR Electric Company, 4.780% (Z)	15,143	1,475,970

PPL Corp., 9.500%	305,600	16,520,736

SCE Trust I, 5.625%	55,000	1,421,750

SCE Trust II, 5.100%	55,000	1,355,750

Southern California Edison Company, Series C,
6.000% (Z)	82,000	8,251,250

Multi-Utilities 10.6%

BGE Capital Trust II, 6.200% (L)(Z)	488,000	12,473,280

DTE Energy Company, 5.250%	213,000	5,452,800

DTE Energy Company, 6.500%	220,000	5,959,800

SCANA Corp., 7.700%	538,900	14,636,524

Xcel Energy, Inc., 7.600% (L)(Z)	448,000	11,379,200

See notes to financial statements	Semiannual report | Preferred Income Fund II	9

			Shares	Value

Common Stocks 0.3% (0.2% of Total Investments)				$1,488,200

(Cost $1,506,691)

Utilities 0.3%				1,488,200

Electric Utilities 0.2%

Entergy Corp.			5,000	323,000

FirstEnergy Corp.			20,000	809,800

Multi-Utilities 0.1%

TECO Energy, Inc.			20,000	355,400
		Maturity
	Rate (%)	date	Par value	Value

Capital Preferred Securities (b) 1.1% (0.7% of Total Investments)				$5,169,060

(Cost $5,574,000)

Utilities 1.1%				5,169,060

Multi-Utilities 1.1%

Dominion Resources Capital Trust III (L)(Z)	8.400	01-15-31	$5,000,000	5,169,060

Corporate Bonds 3.9% (2.6% of Total Investments)				$17,938,175

(Cost $18,451,835)

Energy 2.0%				9,099,375

Oil, Gas & Consumable Fuels 2.0%

Southern Union Company (L)(P)(Z)	3.316	11-01-66	10,550,000	9,099,375

Utilities 1.9%				8,838,800

Electric Utilities 1.9%

Southern California Edison Company
(6.250% to 2-1-22, then 3 month LIBOR +
4.199%) (L)(Q)(Z)	6.250	02-01-22	8,000,000	8,838,800

			Par value	Value

Short-Term Investments 0.1% (0.1% of Total Investments)				$553,000

(Cost $553,000)

Repurchase Agreement 0.1%				553,000

Repurchase Agreement with State Street Corp. dated 1-31-13
at 0.010% to be repurchased at $553,000 on 2-1-13, collateralized by $545,000 U.S. Treasury Notes, 1.500% due 6-30-16 (valued at
$564,094, including interest)			$553,000	553,000

Total investments (Cost $667,555,151)† 149.2%				$698,502,286

Other assets and liabilities, net (49.2%)				($230,234,013)

Total net assets 100.0%				$468,268,273

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

10	Preferred Income Fund II | Semiannual report	See notes to financial statements

Notes to Schedule of Investments

LIBOR London Interbank Offered Rate

(a) Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.

(b) Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.

(I) Non-income producing security.

(L) A portion of this security is a Lent Security as of 1-31-13, and is part of segregated collateral pursuant to the Committed Facility Agreement. Total value of Lent Securities at 1-31-13 was $190,206,298.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such a security may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(Z) A portion of this security is segregated as collateral pursuant to the Committed Facility Agreement. Total collateral value at 1-31-13 was $375,767,705.

† At 1-31-13, the aggregate cost of investment securities for federal income tax purposes was $667,666,369. Net unrealized appreciation aggregated $30,835,917, of which $38,103,197 related to appreciated investment securities and $7,267,280 related to depreciated investment securities.

The Fund had the following country concentration as a percentage of total investments on 1-31-13:

United States	84.3%
Netherlands	4.7%
United Kingdom	4.4%
Canada	4.0%
Spain	1.3%
Switzerland	1.2%
Bermuda	0.1%

See notes to financial statements	Semiannual report | Preferred Income Fund II	11

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 1-31-13 (unaudited)

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $667,555,151)	$698,502,286
Cash	345
Cash segregated at custodian for swap contracts	1,760,000
Receivable for investments sold	384,638
Dividends and interest receivable	1,576,223
Other receivables and prepaid expenses	91,246

Total assets	702,314,738

Liabilities

Committed facility agreement payable	231,000,000
Payable for investments purchased	988,327
Swap contracts, at value	1,893,850
Interest payable	11,560
Payable to affiliates
Accounting and legal services fees	22,502
Trustees’ fees	17,589
Other liabilities and accrued expenses	112,637

Total liabilities	234,046,465

Net assets	468,268,273

Net assets consist of

Paid-in capital	$497,370,297
Undistributed net investment income	3,755,774
Accumulated net realized gain (loss) on investments and swap agreements	(61,911,083)
Net unrealized appreciation (depreciation) on investments and
swap agreements	29,053,285

Net assets	$468,268,273

Net asset value per share

Based on 21,237,270 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$22.05

12	Preferred Income Fund II | Semiannual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the six-month period ended 1-31-13
(unaudited)

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$21,332,626
Interest	1,018,615

Total investment income	22,351,241

Expenses

Investment management fees	2,641,656
Accounting and legal services fees	89,395
Transfer agent fees	18,358
Trustees’ fees	20,951
Printing and postage	46,905
Professional fees	43,554
Custodian fees	35,288
Interest expense	1,081,878
Stock exchange listing fees	11,774
Other	19,561

Total expenses	4,009,320

Net investment income	18,341,921

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(12,771,200)
Swap contracts	(412,286)

(13,183,486)
Change in net unrealized appreciation (depreciation) of
Investments	13,793,708
Swap contracts	580,280

14,373,988

Net realized and unrealized gain	1,190,502

Increase in net assets from operations	$19,532,423

See notes to financial statements	Semiannual report | Preferred Income Fund II	13

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Six months
	ended	Year
	1-31-13	ended
	(Unaudited)	7-31-12

Increase (decrease) in net assets

From operations
Net investment income	$18,341,921	$37,069,665
Net realized gain (loss)	(13,183,486)	5,477,797
Change in net unrealized appreciation (depreciation)	14,373,988	20,003,806

Increase in net assets resulting from operations	19,532,423	62,551,268

Distributions to shareholders
From net investment income	(17,832,150)	(35,615,696)

From Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	352,251	814,609

Total increase	2,052,524	27,750,181

Net assets

Beginning of period	466,215,749	438,465,568

End of period	$468,268,273	$466,215,749

Undistributed net investment income	$3,755,774	$3,246,003

Share activity

Shares outstanding
Beginning of period	21,221,320	21,182,284
Issued pursuant to Dividend Reinvestment Plan	15,950	39,036

End of period	21,237,270	21,221,320

14	Preferred Income Fund II | Semiannual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of cash flows

This Statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the
six-month
period ended
1-31-13
(unaudited)
Cash flows from operating activities

Net increase in net assets from operations	$19,532,423
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(32,100,333)
Long-term investments sold	28,895,034
Increase in short term investments	(53,000)
Net amortization of premium (discount)	14,819
Increase in dividends and interest receivable	(10,983)
Increase in payable for investments purchased	341,789
Increase in receivable for investments sold	(132,930)
Decrease in cash segregated at custodian for swap contracts	450,000
Decrease in other receivables and prepaid expenses	27,301
Decrease in unrealized depreciation of swap contracts	(580,280)
Increase in payable to affiliates	1,602
Decrease in interest payable	(577)
Decrease in other liabilities and accrued expenses	(49)
Net change in unrealized (appreciation) depreciation on investments	(13,793,708)
Net realized loss on investments	12,771,200

Net cash provided by operating activities	$15,362,308

Cash flows from financing activities
Reinvestment of common shares pursuant to Dividend Reinvestment Plan	$352,251
Distributions to shareholders	(17,832,150)

Net cash used in financing activities	($17,479,899)

Net decrease in cash	($2,117,591)

Cash at beginning of period	$2,117,936

Cash at end of period	$345

Supplemental disclosure of cash flow information

Cash paid for interest	$1,082,455

See notes to financial statements	Semiannual report | Preferred Income Fund II	15

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

COMMON SHARES Period ended	1-31-13[1]	7-31-12	7-31-11	7-31-10	7-31-09	7-31-08

Per share operating performance

Net asset value, beginning of period	$21.97	$20.70	$19.57	$16.22	$18.26	$23.08
Net investment income[2]	0.86	1.75	1.71	1.70	1.62	2.08
Net realized and unrealized gain (loss)
on investments	0.06	1.20	0.96	3.14	(1.95)	(4.56)
Distributions to Auction Preferred Shares (APS)	—	—	—	—	—	(0.47)
Total from investment operations	0.92	2.95	2.67	4.84	(0.33)	(2.95)
Less distributions to common shareholders
From net investment income	(0.84)	(1.68)	(1.54)	(1.49)	(1.51)	(1.84)
From net realized gain	—	—	—	—	—	(0.01)
From tax return of capital	—	—	—	—	(0.20)	(0.02)
Total distributions	(0.84)	(1.68)	(1.54)	(1.49)	(1.71)	(1.87)
Net asset value, end of period	$22.05	$21.97	$20.70	$19.57	$16.22	$18.26
Per share market value, end of period	$22.85	$22.74	$20.05	$18.75	$16.06	$17.43
Total return at net asset value (%)[3,4]	4.25[5]	15.02	14.37	31.61	1.15	(13.31)
Total return at market value (%)[3]	4.37[5]	22.92	15.62	27.35	4.92	(15.65)

Ratios and supplemental data

Net assets applicable to common shares, end
of period (in millions)	$468	$466	$438	$414	$344	$386
Ratios (as a percentage of average net assets):
Expenses before reductions	1.70[6]	1.75	1.75	1.89	2.55	1.72
Expenses net of reductions	1.70[6]	1.75	1.72	1.80	2.37	1.46
Net investment income	7.78[6]	8.45	8.34	9.47	12.16	9.94
Portfolio turnover (%)	4	19	18	10	15	10

Senior securities

Total value of APS outstanding (in millions)	—	—	—	—	—	—[7]
Total debt outstanding end of period
(in millions)	$231	$231	$222	$205	$170	$184
Asset coverage per $1,000 of debt[8]	$3,027	$3,018	$2,972	$3,019	$3,024	$3,097

1 Six months ended 1-31-13. Unaudited.
2 Based on the average daily shares outstanding.
3 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Annualized.
7 In May 2008, the Fund entered into a Committed Facility Agreement with a third-party commercial bank in order to redeem the APS. The redemption of all APS was completed on 5-28-08.
8 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end. As borrowings outstanding change, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage as of the dates shown.

16	Preferred Income Fund II | Semiannual report	See notes to financial statements

Notes to financial statements
(unaudited)

Note 1 — Organization

John Hancock Preferred Income Fund II (the Fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered commodities exchange, or broker quotations. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. Securities with a market value of

Semiannual report | Preferred Income Fund II	17

approximately $52,690,160 at the beginning of the year were transferred from Level 2 to Level 1 during the period since quoted prices in active markets for identical securities became available.

The following is a summary of the values by input classification of the Fund’s investments as of January 31, 2013, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 1-31-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Preferred Securities
Consumer Discretionary	$568,125	$568,125	—	—
Consumer Staples	14,755,008	—	$14,755,008	—
Energy	35,191,020	35,191,020	—	—
Financials	388,716,466	388,716,466	—	—
Industrials	3,490,077	3,490,077	—	—
Telecommunication
Services	56,256,929	56,256,929	—	—
Utilities	174,376,226	160,590,986	13,785,240	—
Common Stocks
Utilities	1,488,200	1,488,200	—	—
Capital Preferred
Securities
Utilities	5,169,060	—	5,169,060	—
Corporate Bonds
Energy	9,099,375	—	9,099,375	—
Utilities	8,838,800	—	8,838,800	—
Short-Term Investments	553,000	—	553,000	—

Total Investments in
Securities	$698,502,286	$646,301,803	$52,200,483	—
Other Financial
Instruments
Interest Rate Swaps	($1,893,850)	—	($1,893,850)	—

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral, which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The Fund may invest in real estate investment trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Such estimates are

18	Preferred Income Fund II | Semiannual report

revised when actual components of distributions are known. Distributions from REITs received in excess of income may be recorded as a reduction of cost of investments and/or as a realized gain.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, the Fund has a capital loss carryforward of $48,837,651 available to offset future net realized capital gains as of July 31, 2012. The following table details the capital loss carryforward available as of July 31, 2012:

CAPITAL LOSS CARRYFORWARD EXPIRING AT JULY 31
2017	2018

$41,745,526	$7,092,125

As of July 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends monthly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions, amortization and accretion on debt securities and investments in real estate investment trusts.

Semiannual report | Preferred Income Fund II	19

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the Fund’s Statement of assets and liabilities and represents the cash on hand at its custodian and does not include any short-term investments or cash segregated at custodian for swap contracts.

New accounting pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

The Fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk on over-the-counter derivatives. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the Fund is held by the custodian bank for the benefit of the Fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the Fund is held in a segregated account at the Fund’s custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. As of January 31, 2013, $1,760,000 was posted by the Fund for the benefit of counterparties.

Interest rate swaps. Interest rate swaps represent an agreement between a Fund and counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Upfront payments made/received by the Fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the Fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the Fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid

20	Preferred Income Fund II | Semiannual report

market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended January 31, 2013, the Fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held during the six months ended January 31, 2013 and as of January 31, 2013.

	USD NOTIONAL	PAYMENTS MADE	PAYMENTS RECEIVED	MATURITY
COUNTERPARTY	AMOUNT	BY FUND	BY FUND	DATE	MARKET VALUE

Morgan Stanley	$56,000,000	Fixed 1.4625%	3-month LIBOR (a)	Aug 2016	($1,890,569)
Capital Services
Morgan Stanley	56,000,000	Fixed 0.8750%	3-month LIBOR (a)	Jul 2017	(3,281)
Capital Services
	$112,000,000				($1,893,850)

(a) At 1-31-13, the 3-month LIBOR rate was 0.29800%.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at January 31, 2013 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate contracts	Swap contracts, at value	Interest rate	—	($1,893,850)
swaps

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2013:

RISK	STATEMENT OF OPERATIONS LOCATION	SWAP CONTRACTS

Interest rate contracts	Net realized loss	($412,286)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2013:

RISK	STATEMENT OF OPERATIONS LOCATION	SWAP CONTRACTS

Interest rate contracts	Change in unrealized	$580,280
	appreciation (depreciation)

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Semiannual report | Preferred Income Fund II	21

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to 0.75% of the Fund’s average daily managed assets including any assets attributable to the Committed Facility Agreement (see Note 7) (collectively, managed assets). The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the six months ended January 31, 2013 amounted to an annual rate of 0.02% of the Fund’s average daily managed assets.

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. Under the John Hancock Group of Funds Deferred Compensation Plan (the Plan), which was terminated in November 2012, these Trustees could have elected, for tax purposes, to defer receipt of this compensation. Any deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities. Plan assets will be liquidated in accordance with the Plan documents.

Note 6 — Leverage risk

The Fund utilizes a Committed Facility Agreement (CFA) to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the facility and have the potential to benefit or be disadvantaged from the use of leverage. The Adviser’s fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs, which may reduce the Fund’s total return

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

• the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

22	Preferred Income Fund II | Semiannual report

In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

Note 7 — Committed facility agreement

The Fund has entered into a CFA with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $231 million and to invest the borrowings in accordance with its investment practices.

The Fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the Fund’s custodian. The amount of assets required to be pledged by the Fund is determined in accordance with the CFA. The Fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of one month London Interbank Offered Rate (LIBOR) plus 0.70% and is payable monthly. The Fund also pays a commitment fee of 0.60% per annum on any unused portion of the facility. As of January 31, 2013, the Fund had borrowings of $231,000,000 at an interest rate of 0.90%, which are reflected in the CFA payable on the Statement of asset and liabilities. The commitment fee for the six months ended January 31, 2013 totaled $0. During the six months ended January 31, 2013, the average borrowings under the CFA and the effective average interest rate were $231,000,000 and 0.93%, respectively.

The Fund may terminate the CFA with 30 days’ notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, BNP is required to provide the Fund with 360 days’ notice prior to terminating or amending the CFA.

The Fund has an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the Fund to BNP and (ii) thirty-three and one-third percent (33 1/3%) of the Fund’s total assets. The Fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall the Lent Securities. The Fund also has the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the current borrowings under the CFA in the event that BNP fails to timely return the Lent Securities and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices. Income earned from Lent Securities of $97,300 for the six months ended January 31, 2013 is recorded as a component of interest income on the Statement of operations.

Note 8 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $32,100,333 and $28,895,034, respectively, for the six months ended January 31, 2013.

Semiannual report | Preferred Income Fund II	23

Additional information

Unaudited

Investment objective and policy

The Fund’s primary investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund’s secondary investment objective is to provide growth of capital to the extent consistent with its primary investment objective. The Fund seeks to achieve its objectives by investing in securities that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus borrowings for investment purposes) in preferred stocks and other preferred securities, including convertible preferred securities. In addition, the Fund invests 25% or more of its total assets in the industries comprising the utilities sector.

Effective December 12, 2012, the Board of Trustees approved a revision to the Fund’s investment policy regarding the amount of the Fund’s securities that is rated investment grade. The new investment policy provides that the Fund will invest at least 65% of its total assets in preferred securities and other fixed-income securities which are rated investment grade (i.e., at least “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” by Standard & Poor’s Ratings Services (“S&P”)) or in unrated securities determined by the Adviser to be of comparable credit quality. Under the new investment policy, the Fund can invest up to 35% of its total assets in preferred securities and other fixed income securities that are rated below investment grade (“B” or higher) by either S&P or Moody’s at the time of acquisition or in unrated preferred securities or unrated fixed income securities determined by the Adviser to be of comparable quality.

Under the prior investment policy, the Fund was required to invest at least 80% of its total assets in preferred securities and other fixed-income securities rated investment grade or in unrated securities determined by the Adviser to be of comparable credit quality. In addition, under the prior investment policy, the Fund had the ability to invest up to 20% of its total assets in preferred securities and other fixed income securities rated below investment grade.

Dividends and distributions

During the six-month period ended January 31, 2013, dividends from net investment income totaling $0.840 per share were paid to shareholders. The dates of payments and amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDENDS

August 31, 2012	$0.140
September 28, 2012	0.140
October 31, 2012	0.140
November 30, 2012	0.140
December 20, 2012	0.140
January 31, 2013	0.140
Total	$0.840

Dividend reinvestment plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the Plan), distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the Fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the

24	Preferred Income Fund II | Semiannual report

Fund after June 30, 2011 and holds at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in common shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s net asset value per share (NAV), the Fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the NYSE) or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com by clicking on EquityAccess & More. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com. Click on EquityAccess & More. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com. Click on EquityAccess & More. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If

Semiannual report | Preferred Income Fund II	25

shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment.

In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

All correspondence or additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below or by calling 1-800-852-0218, 1-201-680-6578 (For International Telephone Inquiries), and 1-201-680-6610 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Computershare Trust Company, N.A.
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310–1900
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

The Fund held its Annual Meeting of Shareholders on November 9, 2012. The following proposal was considered by the shareholders:

Proposal: Election of thirteen (13) Trustees to serve until the expiration of their respective terms as shown below. Each nominee was elected by the Fund’s shareholders and the votes cast with respect to each Trustee are set forth below.

For Election for a Term to Expire in 2016:

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Deborah C. Jackson	19,264,028	480,468
James M. Oates	19,290,794	453,702
Steven R. Pruchansky	19,299,956	444,540
Non-Independent Trustee
Craig Bromley	19,284,573	459,923

26	Preferred Income Fund II | Semiannual report

For a Term to Expire in 2015:
	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Charles L. Bardelis	19,288,431	456,065
Peter S. Burgess	19,267,548	476,948
Theron S. Hoffman	19,289,487	455,009
Non-Independent Trustee
Warren A. Thomson	19,303,836	440,660

For a Term to Expire in 2014:
	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
William H. Cunningham	19,258,376	486,120
Grace K. Fey	19,283,452	461,044
Hassell H. McClellan	19,273,209	471,287
Gregory A. Russo	19,315,835	428,661
Non-Independent Trustee
James R. Boyle	19,291,666	452,830

Semiannual report | Preferred Income Fund II	27

More information

Trustees	Officers	Investment adviser
James M. Oates	Hugh McHaffie	John Hancock Advisers, LLC
Chairman	President
Charles L. Bardelis*		Subadviser
James R. Boyle†	Andrew G. Arnott	John Hancock Asset Management
Craig Bromley†	Executive Vice President	a division of Manulife Asset
Peter S. Burgess*		Management (US) LLC
William H. Cunningham	Thomas M. Kinzler
Grace K. Fey	Secretary and Chief Legal Officer	Custodian
Theron S. Hoffman*		State Street Bank and
Deborah C. Jackson	Francis V. Knox, Jr.	Trust Company
Hassell H. McClellan	Chief Compliance Officer
Steven R. Pruchansky		Transfer agent
Vice Chairman	Charles A. Rizzo	Computershare Shareowner
Gregory A. Russo	Chief Financial Officer	Services, LLC
Warren A. Thomson†
	Salvatore Schiavone	Legal counsel
*Member of the	Treasurer	K&L Gates LLP
Audit Committee
†Non-Independent Trustee		Stock symbol
Listed New York Stock
Exchange: HPF

For shareholder assistance refer to page 26

You can also contact us:
1-800-852-0218	Regular mail:
jhfunds.com	Computershare Shareowner Services, LLC
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310-1900

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

28	Preferred Income Fund II | Semiannual report

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

P11SA 1/13
3/13

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund II

By:	/s/ Hugh McHaffie
------------------------------
Hugh McHaffie
President

Date:	March 14, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh McHaffie
------------------------------
Hugh McHaffie
President

Date:	March 14, 2013

By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	March 14, 2013